UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2013

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On November 6, 2013, the Company announced its fiscal 2014 second quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The attached press release may contain forward-looking statements, as described in the press release.  Readers are cautioned that such statements involve known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations expressed or implied by these forward-looking statements.

The recently announced transaction with R.R. Donnelley & Sons Company is expected to close in the March 2014 quarter and is subject to customary closing conditions, including regulatory approval and approval of Consolidated Graphics’ shareholders.

Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer. In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.  The total for each period in the accompanying tables may also not equal the sum of the components due to rounding differences.

The Company defines Adjusted EBITDA as our net income (loss) before interest, income tax expense (benefit), depreciation and amortization, goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense, non-cash foreign currency transaction net gains and losses and net losses and gains from asset dispositions.  We define Adjusted EBITDA Margin as Adjusted EBITDA divided by sales.  The Company uses Adjusted EBITDA and Adjusted EBITDA Margin both as a liquidity and performance measure when evaluating its business and operations. We believe Adjusted EBITDA and Adjusted EBITDA Margin may be useful to an investor in evaluating our liquidity and/or operating performance because:

•                  it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as income taxes, interest, depreciation, non-cash currency transactions, impairments and amortization expenses, accretion of pension liability, other charges and long-term non-cash share-based compensation expense, which can vary substantially from company to company depending upon accounting policies and book value of assets, capital structure and the method by which assets were acquired;

•                  it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges on our outstanding debt), asset base (primarily depreciation and amortization expense and goodwill impairment charges), non-cash net gains and losses from foreign currency transactions, and long-term non-cash share-based incentive plans from our operating results; and

•                  it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.

Adjusted EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income, net income or cash flow from operating activities), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. Adjusted EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest expense, amortization and impairment of intangible and other long-lived assets, including goodwill, as well as the net gain or loss from non-cash foreign currency transactions, long-term share-based compensation expense, other charges and accretion of pension liability, and the net loss and gain from asset dispositions, all of which should also be considered in the overall evaluation of the Company’s results and liquidity.

	Fiscal		Fiscal 2013				Fiscal 2014
($MM)	2012	2013	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM

Sales	1,045.2	1,048.2	238.3	263.6	295.3	251.0	236.7	256.1	492.8	1,039.1

Net income (loss)	14.1	22.2	(0.4)	6.7	16.3	(0.3)	3.6	10.6	14.2	30.2
Income tax expense (benefit)	6.4	8.3	(0.6)	4.0	5.8	(1.0)	2.2	1.9	4.1	8.9
Interest expense, net	6.3	5.2	1.5	1.3	1.2	1.1	1.1	0.5	1.5	3.9
Depreciation and amortization	72.4	72.8	18.5	18.4	18.2	17.6	16.6	16.3	33.0	68.7
Goodwill impairment charge	2.0	0.9	—	—	—	0.9	—	—	—	0.9
Other charges and accretion of pension liability	19.2	16.0	1.7	2.3	0.3	11.7	1.1	1.8	3.0	14.9
Share-based compensation expense	2.7	2.3	0.7	0.5	0.7	0.5	0.7	0.7	1.4	2.6
Non-cash foreign currency transaction loss (gain)	0.0	(0.3)	(0.1)	(0.1)	—	(0.1)	(0.1)	0.2	0.1	—
Net loss (gain) from asset dispositions*	(0.3)	0.5	0.1	—	0.1	0.3	(0.3)	(0.0)	(0.3)	0.1
Adjusted EBITDA	122.9	127.9	21.4	33.1	42.7	30.7	25.0	32.0	57.0	130.2
Adjusted EBITDA Margin	11.8%	12.2%	9.0%	12.6%	14.5%	12.2%	10.6%	12.5%	11.6%	12.5%

* Included in depreciation and amortization in the Company’s Consolidated Statements of Cash Flows

The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures plus proceeds from asset dispositions.  The Company considers Free Cash Flow to be an important indicator of our operating flexibility and a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

	Fiscal		Fiscal 2013				Fiscal 2014
($MM)	2012	2013	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM

Net cash provided by operating activities	108.2	100.2	22.0	19.8	20.0	38.4	17.1	19.9	37.0	95.4
Capital expenditures*	(60.0)	(38.9)	(15.3)	(11.9)	(4.2)	(7.5)	(5.6)	(6.3)	(11.9)	(23.6)
Proceeds from asset dispositions	3.2	3.2	0.2	0.6	1.0	1.5	2.9	0.1	3.0	5.5
Free Cash Flow	51.4	64.6	7.0	8.4	16.8	32.4	14.4	13.7	28.1	77.3

* Capital expenditures include all expenditures for property, plant and equipment, including those that are directly financed.

The Company defines Adjusted Operating Income as operating income (loss) before goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense and non-cash foreign currency transaction net gains and losses.  The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by sales. Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations.  The Company believes this non-GAAP financial measure may help investors better understand our operating results by eliminating goodwill impairment charges, long-lived asset impairment charges, other charges, accretion of pension liability, share-based compensation expense, and the non-cash net losses and gains from foreign currency transactions pursuant to the revaluation of certain transactions denominated in currencies other than of the Company’s functional currency.

	Fiscal		Fiscal 2013				Fiscal 2014
($MM)	2012	2013	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM

Sales	1,045.2	1,048.2	238.3	263.6	295.3	251.0	236.7	256.1	492.8	1,039.10

Operating income (loss)	26.7	35.7	0.5	12.1	23.3	(0.2)	6.9	13.0	19.9	43.0
Goodwill impairment charge	2.0	0.9	—	—	—	0.9	—	—	—	0.9
Other charges and accretion of pension liability	19.2	16.0	1.7	2.3	0.3	11.7	1.1	1.8	3.0	14.9
Share-based compensation expense	2.7	2.3	0.7	0.5	0.7	0.5	0.7	0.6	1.4	2.5
Non-cash foreign currency transaction loss (gain)	0.3	(0.3)	(0.1)	(0.1)	—	(0.1)	(0.1)	0.2	0.1	—
Adjusted Operating Income	50.8	54.6	2.8	14.7	24.3	12.8	8.7	15.7	24.4	61.3
Adjusted Operating Margin	4.9%	5.2%	1.2%	5.6%	8.2%	5.1%	3.7%	6.1%	5.0%	5.9%

The Company defines Adjusted Net Income as net income (loss) before goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense and non-cash foreign currency transaction net gains and losses, all net of tax. The Company believes this non-GAAP financial measure may help investors better understand our ongoing operating results by eliminating goodwill impairment charges, long-lived asset impairment charges, other charges, accretion of pension liability, share-based compensation expense and the non-cash net losses and gains from foreign currency transactions, all net of taxes.

	Fiscal		Fiscal 2013				Fiscal 2014
($MM)	2012	2013	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM

Net income (loss)	14.1	22.2	(0.4)	6.7	16.3	(0.3)	3.6	10.6	14.2	30.2
Goodwill impairment charge	2.0	0.9	—	—	—	0.9	—	—	—	0.9
Tax benefit of goodwill impairment charge	(0.8)	(0.4)	—	—	—	(0.4)	—	—	—	(0.4)
Other charges and accretion of pension liabilitiy	19.2	16.0	1.7	2.3	0.3	11.7	1.1	1.8	3.0	14.9
Tax benefit of other charges and accretion of pension liability	(7.4)	(6.2)	(0.7)	(0.9)	(0.1)	(4.6)	(0.4)	(0.7)	(1.2)	(5.8)
Share-based compensation expense, net of taxes	1.6	1.4	0.4	0.3	0.4	0.3	0.5	0.4	0.9	1.6
Non-Cash foreign currency transaction loss (gain), net of taxes	0.2	(0.1)	—	(0.1)	—	—	—	0.2	0.1	0.2
Adjusted Net Income	28.9	33.8	1.0	8.3	16.9	7.6	4.7	12.3	17.0	41.6

The Company defines Adjusted Diluted Earnings per Share as Adjusted Net Income divided by diluted weighted average number of common shares outstanding.

	Fiscal		Fiscal 2013				Fiscal 2014
	2012	2013	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM

Diluted earnings (loss) per share	1.32	2.26	(0.04)	0.68	1.68	(0.03)	0.37	1.09	1.46	3.11
Goodwill impairment charge	0.19	0.10	—	—	—	0.10	—	—	—	0.10
Tax benefit of goodwill impairment charge	(0.07)	(0.04)	—	—	—	(0.04)	—	—	—	(0.04)
Other charges and accretion of pension liability	1.79	1.63	0.16	0.23	0.04	1.21	0.12	0.19	0.30	1.56
Tax benefit of other charges and accretion of pension liability	(0.70)	(0.63)	(0.06)	(0.09)	(0.01)	(0.47)	(0.05)	(0.07)	(0.12)	(0.60)
Share-based compensation expense, net of taxes	0.15	0.13	0.04	0.03	0.04	0.03	0.05	0.04	0.09	0.16
Non-Cash foreign currency transaction loss (gain), net of taxes	0.02	0.02	—	(0.01)	—	(0.01)	—	—	0.01	(0.01)
Adjustment for diluted shares outstanding	—	—	(0.01)	—	—	—	—	—	—	—
Adjusted Diluted Earnings per Share	2.70	3.43	0.09	0.84	1.75	0.79	0.49	1.25	1.75	4.28

ITEM 8.01 – OTHER EVENTS

On November 6, 2013, Consolidated Graphics issued a press release announcing fiscal 2014 second quarter results and discussing the previously announced transaction with R.R. Donnelley & Sons Company. A copy of the press release is attached hereto as Exhibit 99.1, and the sections thereof corresponding to the transaction with RR Donnelley are hereby incorporated herein by reference.

ITEM – 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

The following exhibit is filed herewith:

99.1  Press release of the Company dated  November 6, 2013, announcing the Company’s fiscal 2014 second quarter end results.

Additional Information and Where To Find It

This report relates to a proposed transaction between RR Donnelley and Consolidated Graphics, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by RR Donnelley and Consolidated Graphics.  This report is not a substitute for the registration statement and proxy statement/prospectus that RR Donnelley and Consolidated Graphics will file with the SEC or any other documents that RR Donnelley or Consolidated Graphics may file with the SEC or send to shareholders of Consolidated Graphics in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY RR DONNELLEY OR CONSOLIDATED GRAPHICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by RR Donnelley or Consolidated Graphics with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC will be available free of charge on RR Donnelley’s internet website at Error! Hyperlink reference not valid.investor.rrd.com/sec.cfm or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455.  Copies of the proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC will be available free of charge on Consolidated Graphics’ internet website at http://investors.cgx.com/phoenix.zhtml?c=78535&p=irol-sec or by contacting Consolidated Graphics’ Investor Relations Department at (713) 787-0977.

No Offer Or Solicitation

This report does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

RR Donnelley, Consolidated Graphics, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Consolidated Graphics in connection with the proposed transaction.  Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013.  Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Use of Forward-Looking Statements

This report includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Consolidated Graphics, its expectations relating to the proposed transaction with RR Donnelley and its future financial condition and performance.  Statements that are not historical facts, including statements about Consolidated Graphics’ management’s beliefs and expectations, are forward-looking statements. You can generally identify forward-looking statements by the appearance in such a statement of words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “forecast,” “project,” “should” or “will” or other comparable words or the negative of such words. The accuracy of Consolidated Graphics’ assumptions, expectations, beliefs and projections depends on events or conditions that change over time and are thus susceptible to change based on actual experience, new developments and known and unknown risks, including those created by general market conditions, competition and the possibility that events may occur beyond Consolidated Graphics’ control, which may limit its ability to maintain or improve its operating results or financial condition. Consolidated Graphics gives no assurance that the forward-looking statements will prove to be correct. Consolidated Graphics’ actual future results might differ from the forward-looking statements made in this report for a variety of reasons, which include, among others, the volatility and disruption of the capital and credit markets, and adverse changes in the economy; financial stability of its customers; the sustained growth of its digital printing business; seasonality of election-related business; factors that affect customer demand, including changes in postal rates and postal regulations, changes in advertising markets, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; its ability to adequately manage business expenses, including labor costs; the unfavorable outcome of legal proceedings; the lack of or adequacy of insurance coverage for its operations; the continued availability of raw materials at affordable prices; retention of its key management and operating personnel; satisfactory labor relations; the potential for additional goodwill impairment charges; charges related to its withdrawal from multi-employer pension plans; changes in tax laws or interpretations that could increase consolidated tax liabilities; the successful completion of the proposed transaction with RR Donnelley; the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction); competitive pressures in all markets in which Consolidated Graphics operates; and such other risks and uncertainties detailed in Consolidated Graphics’ periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Consolidated Graphics’ Form 10-K for the fiscal year ended March 31, 2013, in Consolidated Graphics’ subsequent filings with the SEC and in other investor communications of Consolidated Graphics from time to time.  Should one or more of the foregoing risks or uncertainties materialize, or should Consolidated Graphics’ underlying assumptions, expectations, beliefs or projections prove incorrect, Consolidated Graphics’ actual results may vary materially from those anticipated in its forward-looking statements, and its business, financial condition and results of operations could be materially and adversely affected.  Consolidated Graphics does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and
Chief Financial and Accounting Officer

Date: November 6, 2013

Exhibit Index

Exhibit Number	Description
99.1	Press release of the Company dated November 6, 2013, announcing the Company’s fiscal 2014 second quarter end results.